UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

CESCA THERAPEUTICS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-82900	94-3018487

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California	95742

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 858-5100

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	KOOL	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2019, Cesca Therapeutics Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Sixth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), which was approved by the Company’s stockholders at the Company’s Annual Meeting of Stockholders held on May 30, 2019 and by the Company’s Board of Directors. The Certificate of Amendment effects a one-for-ten reverse stock split of the Company’s common stock, par value $0.001 per share (“Common Stock”), in which each ten shares of Common Stock issued and outstanding as of 5:00 p.m. Pacific Time on June 4, 2019 (the effective time of the reverse stock split) will be combined and converted into one share of Common Stock. While the reverse stock split will decrease the number of outstanding shares of Common Stock, it will not change the total number of shares of Common Stock authorized for issuance by the Company, nor will it change the par value of the Common Stock.

No fractional shares of Common Stock will be issued in connection with the reverse stock split. Instead, holders of Common Stock who would otherwise be entitled to receive a fractional share of Common Stock will be entitled to receive one whole share of Common Stock for such fractional share interest.

This summary of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

The Company expects that the reverse stock split-adjusted shares of its Common Stock will begin trading on The Nasdaq Capital Market at the open of the market on June 5, 2019 under a new CUSIP number: 157131 301. No change will be made to the trading symbol for the Company’s common stock, “KOOL”, in connection with the reverse stock split.

In connection with the reverse stock split, proportional adjustments will be made to (i) the number of shares of Common Stock covered by the Company’s outstanding stock options, restricted stock unit awards and warrants, (ii) the exercise price or conversion price (as applicable) of the Company’s outstanding stock options, warrants, and convertible promissory notes, and (iii) the number of shares reserved for issuance under the Company’s equity incentive plans.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 30, 2019 (the “Annual Meeting”). The following proposals were approved according to the following final voting results:

1.	To approve the election of the following individuals as directors to the Board of Directors:

Xiaochun Xu
For	9,260,347
Withhold	200,370
Broker Non-Votes	8,870,593
Uncast	0

Russell Medford
For	9,284,868
Withhold	175,849
Broker Non-Votes	8,870,593
Uncast	0

Joseph Thomis
For	9,286,808
Withhold	173,909
Broker Non-Votes	8,870,593
Uncast	0

Mark Westgate
For	9,287,307
Withhold	173,410
Broker Non-Votes	8,870,593
Uncast	0

James Xu
For	9,262,990
Withhold	197,727
Broker Non-Votes	8,870,593
Uncast	0

2.	To approve an amendment to the Company’s amended and restated certificate of incorporation, if necessary, in the form attached to the proxy statement as Appendix A to effect a reverse split:

For	13,771,588
Against	4,540,202
Abstain	19,520
Broker Non-Votes	0
Uncast	0

3.	To approve an amendment to the Company’s 2016 Equity Incentive Plan:

For	8,629,083
Against	784,770
Abstain	46,864
Broker Non-Votes	8,870,593
Uncast	0

4.	To approve the potential issuance of in excess of 19.99% of the Company’s outstanding common stock upon the conversion of an outstanding convertible note:

For	9,090,448
Against	337,758
Abstain	32,511
Broker Non-Votes	8,870,593
Uncast	0

4.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	17,855,211
Against	298,251
Abstain	177,848
Broker Non-Votes	0
Uncast	0

The stockholders did not vote on any other matters at the Annual Meeting.

Item 8.01.	Other Events.

On June 4, 2019, the Company issued a press release announcing the reverse stock split. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

On May 30, 2019, the Company’s stockholders approved an amendment to the Company’s 2016 Equity Incentive plan to, among things, increase by 2,600,000 shares (to 3,925,000 shares) the number of shares of common stock available for the issuance of awards under the plan. A copy of the plan amendment is attached hereto as Exhibit 10.1, which Exhibit 10.1 supersedes and replaces Exhibit 10.1 to the Current Report on Form 8-K filed on December 19, 2018.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation of Cesca Therapeutics Inc.

10.1	Third Amendment to Cesca Therapeutics Inc. Amended 2016 Equity Incentive Plan, dated December 14, 2018.

99.1	Press Release of Cesca Therapeutics Inc., dated June 4, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CESCA THERAPEUTICS INC.

Cesca Therapeutics Inc.,
a Delaware Corporation

Dated: June 4, 2019	/s/ Jeff Cauble
Jeff Cauble
Principal Financial and Accounting Officer

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